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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): APRIL 23, 2004


                               LECTEC CORPORATION
        (Exact name of Small Business Issuer as specified in its charter)


       Minnesota                       0-16159                   41-1301878
(State of incorporation)       (Commission file number)       (I.R.S. Employer
                                                             Identification No.)


               10701 Red Circle Drive, Minnetonka, Minnesota 55343
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (952) 933-2291

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                               LECTEC CORPORATION
                               REPORT ON FORM 8-K
                                 APRIL 23, 2004


                                TABLE OF CONTENTS

                                                                                 Page
                                                                                 ----
Item 4. Changes in Registrant's Certifying Accountant............................ 3
Item 7. Financial Statements and Exhibits........................................ 3
        Signature................................................................ 4
        Exhibit Index............................................................ 5
        Exhibit 16.1-Letter Regarding Change in Certifying Accountant


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Item 4. Changes in Registrant's Certifying Accountant.

         Effective April 19, 2004, the Board of Directors of LecTec Corporation determined to dismiss its independent accountants, Grant Thornton LLP ("Grant"), and appointed Lurie, Besikof, Lapidus, & Company, LLP ("LBLC") as its new independent accountants. The decision to change accountants was approved by LecTec's Board of Directors upon the recommendation of its Audit Committee.

         During the two year period ended December 31, 2003, and for the subsequent period through the date hereof, there were no disagreements between LecTec and Grant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Grant's satisfaction would have caused them to make reference to the subject matter of the disagreement in connection with their reports. None of the reportable events described under Item 304(a)(1)(v) of Regulation S-K occurred within the two year period ended December 31, 2003 and for the subsequent period through the date hereof.

         The audit reports of Grant on the financial statements of LecTec Corporation as of and for the two years in the period ended December 31, 2003 did not contain any adverse opinion or disclaimer of opinion, but were qualified as to a going concern uncertainty. This going concern qualified opinion was in no way related to LecTec's decision to dismiss Grant as independent accountants, and LecTec's management concurs with the qualified audit opinion issued on said financial statements. The Company's decision is based on its desire to reduce the overall cost of its audit services through the engagement of a local versus a national independent accounting firm. The Company believes that changes in the complexity of its operations also support the engagement of a local accounting firm.

         During LecTec's two year period ended December 31, 2003, and the subsequent period through the date hereof, LecTec did not consult with LBLC regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

         The Company delivered a copy of this report on Form 8K to Grant on April 21, 2004. Concurrently therewith, the Company requested that Grant furnish it with a letter addressed to the Securities and Exchange Commission ("SEC") stating whether or not it agrees with the above statements. Attached hereto as
Exhibit 16.1 is a copy of the letter from Grant to the SEC dated April 23, 2004.

Item 7. Financial Statements and Exhibits.

         (c)      Exhibits

         Exhibit    Description of Exhibit
         -------    --------------------------------------------------
         16.1       Letter Regarding:  Change in Certifying Accountant





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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 23, 2004


                                         LECTEC CORPORATION

                                         /s/ Timothy P. Fitzgerald
                                         ---------------------------------------
                                         Timothy P. Fitzgerald
                                         Chief Executive Officer and President





                                       4
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                                  EXHIBIT INDEX


Exhibit    Description of Exhibit
-------    -------------------------------------------------
16.1       Letter Regarding: Change in Certifying Accountant



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